QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2005

MAGNA ENTERTAINMENT CORP. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)
000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)
337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1

(Address of Principal Executive Offices)	(Zip Code)
(905) 726-2462 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Between April 27, 2005 and May 2, 2005, W. Thomas Hodgson, the President and Chief Executive Officer of the registrant, Jim McAlpine, the Vice-Chairman, Corporate Development of the registrant, Don Amos, Chief Operating Officer of the registrant, Paul Cellucci, Executive Vice-President, Corporate Development of the registrant, Blake Tohana, Chief Financial Officer of the registrant, and certain other employees of the registrant entered into agreements with the registrant to forego 50% of their guaranteed bonuses for 2005 in consideration for the issuance of performance shares under the registrant's Long Term Incentive Plan. The number of shares of Class A Subordinate Voting Stock of the registrant underlying the performance share awards to each employee is equal to 50% of the employee's guaranteed bonus for 2005 divided by $6.26 (the closing price of the registrant's Class A Subordinate Voting Stock on the Nasdaq National Market on April 1, 2004, the day prior to the date on which the registrant's Board of Directors conditionally approved the compensation arrangement). The shares of the registrant's Class A Subordinate Voting Stock underlying each performance share award will vest during the 8 month period ending December 31, 2005 and will be distributable (subject to certain exceptions) in 2 equal installments, the first distribution to occur on March 24, 2006 and the second distribution to occur on March 23, 2007. As a result, for 2005: (i) in lieu of a guaranteed bonus of $200,000, Mr. Hodgson will receive a guaranteed bonus of $100,000 and performance shares entitling him to receive 15,974 shares of the registrant's Class A Subordinate Voting Stock; (ii) in lieu of a guaranteed bonus of $400,000, Mr. McAlpine will receive a guaranteed bonus of $200,000 and performance shares entitling him to receive 31,949 shares of the registrant's Class A Subordinate Voting Stock; (iii) in lieu of a guaranteed bonus of $166,666 (which is pro-rated for 2005), Mr. Cellucci will receive a guaranteed bonus of $83,333 and performance shares entitling him to receive 13,312 shares of the registrant's Class A Subordinate Voting Stock; (iv) in lieu of a guaranteed bonus of $375,000, Mr. Amos will receive a guaranteed bonus of $187,500 and performance shares entitling him to receive 27,955 shares of the registrant's Class A Subordinate Voting Stock; and (v) in lieu of a guaranteed bonus of CDN $125,000, Mr. Tohana will receive a guaranteed bonus of CDN $62,500 and performance shares entitling him to receive 8,213 shares of the registrant's Class A Subordinate Voting Stock.

The form of agreement entered into by each of Messrs. Hodgson, McAlpine, Amos, Cellucci and Tohana is attached as Exhibit 10.1.

ITEM 9.01    Financial Statements and Exhibits

(c)
Exhibits

Exhibit 10.1    Form of Election for Performance Shares in Lieu of Guaranteed Bonus

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
May 9, 2005	by:	/s/ BLAKE S. TOHANA Blake S. Tohana, Executive Vice-President and Chief Financial Officer

3

QuickLinks

SIGNATURES